STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2024
Compensation Related Costs [Abstract]
STOCK-BASED COMPENSATION

NOTE 11 – STOCK-BASED COMPENSATION

The Company operates a share-based payment scheme (the “Scheme”) to provide incentives and rewards to eligible participants who contribute to the success of the Company’s operations. Eligible participants of the Scheme include the Company’s directors, employees and consultants.

The 2022 Omnibus Equity Plan

The BOD of the Company approved and adopted Intelligent Living Application Group Inc. 2022 Omnibus Equity Plan (the “Equity Plan”) on October 20, 2022, which was approved at the stockholders’ meeting on December 16, 2022. The total ordinary shares of the Company authorized for issuance during the term of the Equity Plan is 2,500,000.

On February 22, 2023, (the “Grant Date”), the Compensation Committee of the Board of Directors (the “Board”) of the Company granted stock options to purchase 820,000 ordinary shares of the Company (the “Shares”) at $1.23 per share, pursuant to Equity Plan, to sixteen officers, directors and employees of the Company and its subsidiaries (the “Grantees”) The Grants vested immediately on the Grant Date and each of the Grantees also entered into a Stock Option Agreement with the Company on February 22, 2023. The options expire five (5) years from the Grant Date and may be exercised by cashless exercise pursuant to the terms and conditions of the Stock Option Agreement.

The stock options granted to officers, directors and employees are accounted for as equity awards and measured at their Grant Date fair values of $667,016 by using a binomial model. As of December 31, 2024, none of the Grants was exercised. The Company does not believe that the stock options granted will have any dilution impact on the Company’s earnings per share since these stock options has not been exercised as of December 31, 2024 and the Company operated at a loss for 2024 and 2023.